Exhibit 99.1
HONEYWELL AEROSPACE INC.
(Dollars in millions)

Condensed Combined Statements of Operations
(Unaudited)

	Q1 2025	Q2 2025	Q3 2025	Q4 2025	FY 2025
Product Sales	$2,233	$2,425	$2,533	$2,794	$9,985
Service Sales	1,841	1,864	2,000	1,714	7,419
Total Net sales	4,074	4,289	4,533	4,508	17,404
Costs, expenses and other
Cost of products sold	1,635	1,837	1,950	2,128	7,550
Cost of services sold	916	888	926	1,061	3,791
Total cost of products and services sold	2,551	2,725	2,876	3,189	11,341
Research and development expenses	167	167	186	157	677
Selling, general and administrative expenses	365	383	441	481	1,670
Other expense, net	58	14	289	6	367
Total costs, expenses and other	3,141	3,289	3,792	3,833	14,055
Income before taxes	933	1,000	741	675	3,349
Income tax expenses	147	148	87	245	627
Net income	786	852	654	430	2,722
Less: Net income attributable to noncontrolling interest	9	8	10	8	35
Net income attributable to Honeywell Aerospace	$777	$844	$644	$422	$2,687

	Q1 2024	Q2 2024	Q3 2024	Q4 2024	FY 2024
Product Sales	$1,958	$1,993	$2,020	$2,164	$8,135
Service Sales	1,744	1,847	1,856	1,863	7,310
Total Net sales	3,702	3,840	3,876	4,027	15,445
Costs, expenses and other
Cost of products sold	1,398	1,542	1,599	1,902	6,441
Cost of services sold	855	905	882	860	3,502
Total cost of products and services sold	2,253	2,447	2,481	2,762	9,943
Research and development expenses	139	131	149	148	567
Selling, general and administrative expenses	332	346	352	396	1,426
Other expense, net	38	32	24	47	141
Total costs, expenses and other	2,762	2,956	3,006	3,353	12,077
Income before taxes	940	884	870	674	3,368
Income tax expenses	146	136	134	103	519
Net income	794	748	736	571	2,849
Less: Net income attributable to noncontrolling interest	10	7	8	7	32
Net income attributable to Honeywell Aerospace	$784	$741	$728	$564	$2,817

HONEYWELL AEROSPACE INC.
(Dollars in millions)

Supplemental Quarterly Segment Information
(Unaudited)

	Q1 2025	Q2 2025	Q3 2025	Q4 2025	FY 2025
Net Sales by Reportable Segment
Electronic Solutions	$1,550	$1,645	$1,708	$1,913	$6,816
Engines and Power Systems(1)	1,274	1,390	1,478	1,269	5,411
Control Systems	1,250	1,254	1,347	1,326	5,177
Total Net sales	$4,074	$4,289	$4,533	$4,508	$17,404
Net Sales by End Market
Commercial Original Equipment	$632	$640	$642	$680	$2,594
Commercial Aftermarket(1)	1,857	1,881	2,084	1,839	7,661
Defense and Space	1,585	1,768	1,807	1,989	7,149
Total Net sales	$4,074	$4,289	$4,533	$4,508	$17,404

Net Income	$786	$852	$654	$430	$2,722
Segment Profit
Electronic Solutions	$410	$475	$510	$593	$1,988
Engines and Power Systems(1)	193	256	299	(57)	691
Control Systems	447	361	376	339	1,523
Corporate and All Other	(10)	(26)	(34)	(47)	(117)
Total segment profit*	$1,040	$1,066	$1,151	$828	$4,085
Adjusted EBIT*
Electronic Solutions	$410	$475	$510	$593	$1,988
Engines and Power Systems	193	256	299	316	1,064
Control Systems	447	361	376	339	1,523
Corporate and All Other	(10)	(26)	(34)	(47)	(117)
Adjusted EBIT*	$1,040	$1,066	$1,151	$1,201	$4,458

* Total segment profit, Adjusted EBIT, and Segment adjusted EBIT are non-GAAP measures. Refer to the appendix for reconciliation of non-GAAP measures.
[1] Reflects a reduction to Net sales and Segment profit by $312 million and $373 million, respectively, as a result of the settlement of the Flexjet-related litigation matters in the fourth quarter of 2025.

	Q1 2024	Q2 2024	Q3 2024	Q4 2024	FY 2024
Net Sales by Reportable Segment
Electronic Solutions	$1,389	$1,372	$1,488	$1,776	$6,025
Engines and Power Systems(2)	1,206	1,306	1,248	971	4,731
Control Systems	1,107	1,162	1,140	1,280	4,689
Total Net sales	$3,702	$3,840	$3,876	$4,027	$15,445
Net Sales by End Market
Commercial Original Equipment(2)	$672	$595	$626	$268	$2,161
Commercial Aftermarket	1,670	1,813	1,701	1,962	7,146
Defense and Space	1,360	1,432	1,549	1,797	6,138
Total Net sales	$3,702	$3,840	$3,876	$4,027	$15,445

Net Income	$794	$748	$736	$571	$2,849
Segment Profit/Adjusted EBIT
Electronic Solutions	$436	$417	$485	$574	$1,912
Engines and Power Systems(2)	286	302	233	(129)	692
Control Systems	329	279	248	370	1,226
Corporate and All Other	(15)	(41)	(36)	(30)	(122)
Total segment profit/adjusted EBIT*	$1,036	$957	$930	$785	$3,708

* Total segment profit, Adjusted EBIT, and Segment adjusted EBIT are non-GAAP measures. Refer to the appendix for reconciliation of non-GAAP measures.
[2] Reflects a reduction to Net sales, Segment profit, and Adjusted EBIT of $372 million as a result of a strategic agreement with Bombardier in the fourth quarter 2024.

APPENDIX
Non-GAAP Financial Measures
The following information provides definitions and reconciliations of certain non-GAAP financial measures presented in this schedule to which this reconciliation is attached to the most directly comparable financial measures calculated and presented in accordance with generally accepted accounting principles (GAAP).
Management believes that, when considered together with reported amounts, these measures are useful to investors and management in understanding our ongoing operations and in the analysis of ongoing operating trends. These measures should be considered in addition to, and not as replacements for, the most comparable GAAP measure. Other companies may calculate these non-GAAP measures differently, limiting the usefulness of these measures for comparative purposes.
Management does not consider these non-GAAP measures in isolation or as an alternative to financial measures determined in accordance with GAAP. The principal limitations of these non-GAAP financial measures are that they exclude significant expenses and income that are required by GAAP to be recognized in the consolidated financial statements. In addition, they are subject to inherent limitations as they reflect the exercise of judgments by management about which expenses and income are excluded or included in determining these non-GAAP financial measures. Investors are urged to review the reconciliation of the non-GAAP financial measures to the comparable GAAP financial measures and not to rely on any single financial measure to evaluate Honeywell Aerospace’s business.

HONEYWELL AEROSPACE INC.

Reconciliation of Organic Sales % Change
(Unaudited)

	Q1 2025 vs. Q1 2024	Q2 2025 vs. Q2 2024	Q3 2025 vs. Q3 2024	Q4 2025 vs. Q4 2024	FY 2025 vs. FY 2024
Honeywell Aerospace
Reported sales percent change	10%	12%	17%	12%	13%
Less: Foreign currency translation	—%	—%	—%	—%	—%
Less: Acquisitions	5%	5%	3%	—%	3%
Less: Other(1)	—%	—%	—%	(8)%	(2)%
Organic sales percent change	5%	7%	14%	20%	12%

Electronic Solutions
Reported sales percent change	12%	20%	15%	8%	13%
Less: Foreign currency translation	—%	—%	—%	1%	—%
Less: Acquisitions	13%	14%	7%	—%	8%
Less: Other	—%	—%	—%	—%	—%
Organic sales percent change	(1)%	6%	8%	7%	5%

Engines & Power Systems
Reported sales percent change	6%	7%	18%	31%	14%
Less: Foreign currency translation	—%	1%	—%	1%	—%
Less: Acquisitions	—%	—%	—%	—%	—%
Less: Other(1)	—%	—%	—%	(32)%	(7)%
Organic sales percent change	6%	6%	18%	62%	21%

Control Systems
Reported sales percent change	13%	8%	18%	4%	10%
Less: Foreign currency translation	—%	—%	—%	1%	—%
Less: Acquisitions	—%	—%	—%	—%	—%
Less: Other	—%	—%	—%	—%	—%
Organic sales percent change	13%	8%	18%	3%	10%

[1] Includes the fourth quarter 2025 Flexjet-related litigation matters considered to be unusual, infrequent, and not indicative of the Company’s ongoing performance.

We define organic sales growth as the year-over-year change in reported Net sales relative to the comparable period, excluding the impact on sales from foreign currency translation and acquisitions, net of divestitures, for the first 12 months following the transaction date, and other items that are unusual and non-recurring in nature (e.g., impact of comprehensive settlement related to Flexjet litigation). We believe this measure is useful to investors and management in understanding our ongoing operations and in analysis of ongoing operating trends.

HONEYWELL AEROSPACE INC.
(Dollars in millions)

Reconciliation of Net Income to Total Segment Profit and Adjusted EBIT and Reconciliation of Segment Profit to Segment Adjusted EBIT
(Unaudited)

	Q1 2025	Q2 2025	Q3 2025	Q4 2025	FY 2025
Net Income	$786	$852	$654	$430	$2,722
Income tax expense	147	148	87	245	627
Amortization of acquisition-related intangibles(1)	17	17	3	15	52
Stock compensation expense(2)	24	22	16	21	83
Environmental remediation expense(3)	81	24	258	26	389
Transaction costs(4)	—	17	143	109	269
Other, net(5)	(15)	(14)	(10)	(18)	(57)
Total segment profit	$1,040	$1,066	$1,151	$828	$4,085
Flexjet-related litigation settlement(6)	—	—	—	373	373
Adjusted EBIT	$1,040	$1,066	$1,151	$1,201	$4,458

	Q1 2025
	Electronic Solutions	Engines & Power Systems	Control Systems
Segment profit	$410	$193	$447
Flexjet-related litigation settlement	—	—	—
Segment Adjusted EBIT	$410	$193	$447

	Q2 2025
	Electronic Solutions	Engines & Power Systems	Control Systems
Segment profit	$475	$256	$361
Flexjet-related litigation settlement	—	—	—
Segment Adjusted EBIT	$475	$256	$361

	Q3 2025
	Electronic Solutions	Engines & Power Systems	Control Systems
Segment profit	$510	$299	$376
Flexjet-related litigation settlement	—	—	—
Segment Adjusted EBIT	$510	$299	$376

	Q4 2025
	Electronic Solutions	Engines & Power Systems	Control Systems
Segment profit	$593	$(57)	$339
Flexjet-related litigation settlement[6]	—	373	—
Segment Adjusted EBIT	$593	$316	$339

	FY 2025
	Electronic Solutions	Engines & Power Systems	Control Systems
Segment profit	$1,988	$691	$1,523
Flexjet-related litigation settlement[6]	—	373	—
Segment Adjusted EBIT	$1,988	$1,064	$1,523

1 Amounts included in Cost of products and services sold and Selling, general and administrative.
2 Amounts included in Selling, general and administrative expenses.
3 Amounts included in Cost of products and services sold and Other expense, net.
4 Amounts included in Selling, general and administrative expenses and Other expense, net.
5 Amounts include pension (income) expense and repositioning and other charges.
6 Amounts included in Net sales and Cost of services sold of $312 million and $61 million, respectively.

HONEYWELL AEROSPACE INC.
(Dollars in millions)

Reconciliation of Net Income to Total Segment Profit and Adjusted EBIT and Reconciliation of Segment Profit to Segment Adjusted EBIT
(Unaudited)

	Q1 2024	Q2 2024	Q3 2024	Q4 2024	FY 2024
Net Income	$794	$748	$736	$571	$2,849
Income tax expense	146	136	134	103	519
Amortization of acquisition-related intangibles(1)	8	8	8	10	34
Stock compensation expense(2)	17	18	20	19	74
Environmental remediation expense(3)	67	49	49	70	235
Other, net(4)	4	(2)	(17)	12	(3)
Total segment profit/adjusted EBIT	$1,036	$957	$930	$785	$3,708

	Q1 2024
	Electronic Solutions	Engines & Power Systems	Control Systems
Segment profit/Segment adjusted EBIT	$436	$286	$329

	Q2 2024
	Electronic Solutions	Engines & Power Systems	Control Systems
Segment profit/Segment adjusted EBIT	$417	$302	$279

	Q3 2024
	Electronic Solutions	Engines & Power Systems	Control Systems
Segment profit/Segment adjusted EBIT	$485	$233	$248

	Q4 2024
	Electronic Solutions	Engines & Power Systems	Control Systems
Segment profit/Segment adjusted EBIT	$574	$(129)	$370

	FY 2024
	Electronic Solutions	Engines & Power Systems	Control Systems
Segment profit/Segment adjusted EBIT	$1,912	$692	$1,226

1 Amounts included in Cost of products and services sold and Selling, general and administrative.
2 Amounts included in Selling, general and administrative expenses.
3 Amounts included in Cost of products and services sold and Other expense, net.
4 Amounts include pension (income) expense and repositioning and other charges.

We define Total segment profit as Net income, excluding taxes, interest, amortization of acquisition-related intangibles, stock compensation expense, environmental remediation expense, pension income (expense), repositioning and other charges, transaction costs, expenses associated with the Honeywell trademark license, and other items within Other expense, net. We define Adjusted EBIT as Net income excluding taxes, interest, amortization of acquisition-related intangibles, stock compensation expense, environmental remediation expense, pension income (expense), repositioning and other charges, transaction costs, expenses associated with the Honeywell trademark license, other items within Other expense, net, and other items that are unusual or non-recurring in nature, including but not limited to impairment charges and litigation charges (e.g., comprehensive settlement related to Flexjet litigation). We define Segment Adjusted EBIT as Income before taxes excluding interest, amortization of acquisition-related intangibles, stock compensation expense, environmental remediation expense, pension income (expense), repositioning and other charges, transaction costs, expenses associated with the Honeywell trademark license, other items within Other expense, net, and other items that are otherwise of an unusual or non-recurring in nature, including but not limited to impairment charges and litigation charges (e.g., comprehensive settlement related to Flexjet litigation). We believe these measures are useful to investors as they provide greater transparency with respect to supplemental information used by management in its financial and operational decision making, as well as understanding ongoing operating trends.